Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports Second

Quarter Earnings

New York – August 7, 2013 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $13.9 million, or $0.97 per diluted share, for the three months ended June 30, 2013 compared to $14.9 million, or $1.05 per diluted share, for the comparable period in 2012. Operating earnings were $11.8 million, or $0.82 per diluted share, for the second quarter of 2013 compared to operating earnings of $12.5 million, or $0.88 per diluted share, for the comparable period in 2012.

For the six months ended June 30, 2013, the Company reported net income of $27.8 million, or $1.93 per diluted share, compared to $22.8 million, or $1.60 per diluted share, for the comparable period in 2012. Operating earnings were $22.6 million, or $1.56 per diluted share, for the six months ended June 30, 2013 compared to $19.3 million, or $1.35 per diluted share, for the comparable period in 2012.

Gross written premiums and net written premiums for the three months ended June 30, 2013 were $332.1 million and $198.5 million, respectively, an increase of 2.8% and 4.3% from the comparable period in 2012. Gross written premiums and net written premiums for the six months ended June 30, 2013 were $725.4 million and $467.9 million, respectively, an increase of 8.9% and 8.0% from the comparable period in 2012.

The combined loss and expense ratio for the three and six months ended June 30, 2013 were 97.7% and 97.8%, respectively, compared to 98.1% and 99.0% for the comparable periods in 2012.

Stan Galanski, President and Chief Executive Officer, commented, “We are pleased with our second quarter results, reflecting solid underwriting profit in marine, specialty casualty and international D&O. We achieved renewal rate increases in most of our specialty product lines and we experienced particularly strong premium growth in our U.S. Excess and Surplus Lines businesses. Our underwriters continued to avoid business that failed to meet our required terms or price. Cash flow for the quarter was strong. Despite a decline in unrealized gains in our bond portfolio as a result of rising interest rates, our investment portfolio performed reasonably well and we remain confident in the quality of our invested assets.”

Stockholders’ equity was $874.0 million, or $61.83 per share, as of June 30, 2013 compared to $879.5 million, or $62.61 per share, as of December 31, 2012.

6 International Drive	Rye Brook, NY 10573
TEL (914) 933-6000	FAX (914) 934-2355

News Release

August 7, 2013

Net investment income for the three and six months ended June 30, 2013 was $14.2 million and $27.9 million, respectively, a decrease of 9.7% and an increase of 3.2% from the comparable periods in 2012. Net investment income for the six months ended June 30, 2012 was reduced by $4.5 million as a result of the settlement of our dispute with Equitas over foregone interest on amounts that were due on certain reinsurance contracts. The annualized pre-tax investment yield, excluding net realized gains and losses, net other-than-temporary impairment losses recognized in earnings, and for 2012 the $4.5 million in interest expense for the settlement of our dispute with Equitas, was 2.4% for both the three and six months ended June 30, 2013, compared to 2.8% for each of the comparable periods in 2012. The effective tax rate on net investment income was 27.6% and 28.0% for the three and six months ended June 30, 2013, respectively, compared to 28.2% and 26.9% for the comparable periods in 2012.

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 4.0 years as of June 30, 2013. As of June 30, 2013, net unrealized gains within our investment portfolio were $42.6 million, a decrease of $60.7 million compared to December 31, 2012.

There were $3.3 million of net realized gains for the three months ended June 30, 2013 compared to $3.7 million for the same period in 2012. There were no other-than-temporary impairment losses for the three months ended June 30, 2013. For the six months ended June 30, 2013, there were $8.1 million of net realized gains including other-than-temporary impairment losses recognized in earnings, compared to $5.4 million for the same period in 2012.

Consolidated net cash flow from operations for the three and six months ended June 30, 2013 was $44.2 million and $48.5 million, respectively, compared to $(1.3) million and $15.0 million for the comparable periods in 2012.

The Company will hold a conference call on Thursday, August 8, 2013 starting at 8:30 a.m. ET to discuss the 2013 second quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is (800) 850-2903 and the international dial-in is (224) 357-2399. Participants may connect to the webcast at:

http://investor.shareholder.com/navg/eventdetail.cfm?eventid=131762

Operating earnings, or net income excluding after-tax net realized gains (losses) and net other-than-temporary impairment losses recognized in earnings, is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd’s of London. Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.

News Release

August 7, 2013

The Navigators Group, Inc. logo is available at http://www.globenewswire.com/newsroom/prs /?pkgid=7778

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Senior Vice President and Chief Financial Officer
(914) 933-6043
cdefalco@navg.com
www.navg.com

News Release

August 7, 2013

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Financial Highlights

($ in thousands, except share and per share data)

(unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
Results of Operations	2013	2012	Change	2013	2012	Change
Gross written premiums	$332,128	$322,987	2.8%	$725,350	$666,136	8.9%
Net written premiums	198,469	190,252	4.3%	467,921	433,297	8.0%
Revenues:
Net earned premiums	205,814	196,017	5.0%	408,142	379,136	7.7%
Net investment income	14,246	15,777	-9.7%	27,903	27,035	3.2%
Total other-than-temporary impairment losses	—	(496)	NM	(42)	(693)	-93.9%
Portion of loss recognized in other comprehensive income (before tax)	—	—	NM	—	43	NM

Net other-than-temporary impairment losses recognized in earnings	—	(496)	NM	(42)	(650)	-93.5%
Net realized gains (losses)	3,345	4,217	-20.7%	8,159	6,059	34.7%
Other income	(915)	387	NM	(297)	1,298	NM

Total revenues	222,490	215,902	3.1%	443,865	412,878	7.5%

Expenses:
Net losses and loss adjustment expenses	131,148	123,407	6.3%	262,490	241,392	8.7%
Commission expenses	28,391	29,503	-3.8%	54,946	58,953	-6.8%
Other operating expenses	40,678	39,819	2.2%	81,552	76,126	7.1%
Interest expense	2,052	2,049	0.1%	4,103	4,098	0.1%

Total expenses	202,269	194,778	3.8%	403,091	380,569	5.9%

Income before income taxes	20,221	21,124	-4.3%	40,774	32,309	26.2%
Income tax expense (benefit)	6,284	6,225	0.9%	12,927	9,506	36.0%

Net income (loss)	$13,937	$14,899	-6.5%	$27,847	$22,803	22.1%

Per Share Data
Net income per common share:
Basic	$0.99	$1.06	-7.3%	$1.97	$1.63	21.1%
Diluted	$0.97	$1.05	-7.9%	$1.93	$1.60	20.5%
Average common shares outstanding:
Basic	14,131,422	14,006,361		14,108,747	13,992,901
Diluted	14,428,117	14,208,759		14,434,232	14,245,947
Underwriting Ratios
Loss Ratio	63.7%	63.0%		64.3%	63.7%
Expense Ratio	34.0%	35.1%		33.5%	35.3%

Combined Ratio	97.7%	98.1%		97.8%	99.0%

	June 30, 2013	March 31, 2013		June 30, 2013	Dec. 31, 2012
Balance Sheet Data
Stockholders’ equity	$873,952	$896,758	-2.5%	$873,952	$879,485	-0.6%
Book value per share	$61.83	$63.46	-2.6%	$61.83	$62.61	-1.2%

News Release

August 7, 2013

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

($ in thousands, except share data)

	June 30,	December 31,
	2013	2012
	(unaudited)
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2013, $1,988,507; 2012, $2,034,765)	$2,007,806	$2,121,833
Equity securities, available-for-sale, at fair value (cost: 2013, $115,221; 2012, $85,004)	138,549	101,297
Short-term investments, at cost which approximates fair value	124,726	153,788
Cash	101,960	45,336

Total investments and cash	2,373,041	2,422,254

Premiums receivable	394,395	320,182
Prepaid reinsurance premiums	251,046	221,015
Reinsurance recoverable on paid losses	52,569	49,282
Reinsurance recoverable on unpaid losses and loss adjustment expenses	881,962	880,139
Deferred policy acquisition costs	65,109	61,005
Accrued investment income	13,691	12,587
Goodwill and other intangible assets	6,785	7,093
Deferred income tax, net	25,882	3,216
Receivable for investments sold	25	4,310
Other assets	32,005	26,587

Total assets	$4,096,510	$4,007,670

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,116,384	$2,097,048
Unearned premiums	729,568	642,407
Reinsurance balances payable	183,683	165,813
Senior notes	114,502	114,424
Current income tax payable, net	6,324	2,133
Payable for investments purchased	21,428	58,345
Accounts payable and other liabilities	50,669	48,015

Total liabilities	3,222,558	3,128,185

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	—	—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,645,043 shares for 2013 and 17,558,046 shares for 2012	1,764	1,755
Additional paid-in capital	333,954	329,452
Treasury stock, at cost (3,511,380 shares for 2013 and 2012)	(155,801)	(155,801)
Retained earnings	656,718	628,871
Accumulated other comprehensive income	37,317	75,208

Total stockholders’ equity	873,952	879,485

Total liabilities and stockholders’ equity	$4,096,510	$4,007,670

News Release

August 7, 2013

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Comparative Premium Data

($ in thousands)

	Three Months			Six Months
	2013	2012	Change	2013	2012	Change
Gross Written Premiums:
Insurance Companies:
Marine	$43,077	$49,896	-13.7%	$93,924	$111,761	-16.0%
Property Casualty	152,095	130,627	16.4%	371,059	286,546	29.5%
Professional Liability	33,393	33,541	-0.4%	65,210	64,095	1.7%

	228,565	214,064	6.8%	530,193	462,402	14.7%
Lloyd’s Operations:
Marine	45,893	47,037	-2.4%	99,537	108,812	-8.5%
Property Casualty	41,217	48,978	-15.8%	66,275	73,274	-9.6%
Professional Liability	16,453	12,908	27.5%	29,345	21,648	35.6%

	103,563	108,923	-4.9%	195,157	203,734	-4.2%

Total	$332,128	$322,987	2.8%	$725,350	$666,136	8.9%

	Three Months			Six Months
	2013	2012	Change	2013	2012	Change
Net Written Premiums:
Insurance Companies:
Marine	$27,366	$31,786	-13.9%	$68,507	$74,651	-8.2%
Property Casualty	90,711	76,842	18.0%	240,662	191,374	25.8%
Professional Liability	25,303	25,437	-0.5%	50,530	49,290	2.5%

	143,380	134,065	6.9%	359,699	315,315	14.1%
Lloyd’s Operations:
Marine	34,060	33,492	1.7%	73,618	81,550	-9.7%
Property Casualty	12,181	15,705	-22.4%	19,493	25,060	-22.2%
Professional Liability	8,848	6,990	26.6%	15,111	11,372	32.9%

	55,089	56,187	-2.0%	108,222	117,982	-8.3%

Total	$198,469	$190,252	4.3%	$467,921	$433,297	8.0%

	Three Months			Six Months
	2013	2012	Change	2013	2012	Change
Net Earned Premiums:
Insurance Companies:
Marine	$31,798	$35,535	-10.5%	$68,523	$70,810	-3.2%
Property Casualty	99,477	82,175	21.1%	192,195	156,543	22.8%
Professional Liability	25,272	23,867	5.9%	50,160	45,772	9.6%

	156,547	141,577	10.6%	310,878	273,125	13.8%
Lloyd’s Operations:
Marine	34,623	34,272	1.0%	68,668	67,536	1.7%
Property Casualty	8,562	15,272	-43.9%	16,441	29,774	-44.8%
Professional Liability	6,082	4,896	24.2%	12,155	8,701	39.7%

	49,267	54,440	-9.5%	97,264	106,011	-8.3%

Total	$205,814	$196,017	5.0%	$408,142	$379,136	7.7%

News Release

August 7, 2013

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

June 30, 2013

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$228,565	$103,563	$—	$332,128
Net written premiums	143,380	55,089	—	198,469
Net earned premiums	156,547	49,267	—	205,814
Net losses and loss adjustment expenses	(106,668)	(24,480)	—	(131,148)
Commission expenses	(20,573)	(8,335)	517	(28,391)
Other operating expenses	(29,829)	(10,849)	—	(40,678)
Other income (expense)	689	(1,087)	(517)	(915)

Underwriting profit (loss)	166	4,516	—	4,682
Net investment income	12,515	1,728	3	14,246
Net realized gains (losses)	3,099	242	4	3,345
Interest expense	—	—	(2,052)	(2,052)

Income (loss) before income taxes	15,780	6,486	(2,045)	20,221
Income tax expense (benefit)	4,785	2,206	(707)	6,284

Net income (loss)	$10,995	$4,280	$(1,338)	$13,937

Losses and loss adjustment expenses ratio	68.1%	49.7%		63.7%
Commission expense ratio	13.1%	16.9%		13.8%
Other operating expense ratio (2)	18.7%	24.2%		20.2%

Combined ratio	99.9%	90.8%		97.7%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

August 7, 2013

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

June 30, 2012

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$214,064	$108,923	$—	$322,987
Net written premiums	134,065	56,187	—	190,252
Net earned premiums	141,577	54,440	—	196,017
Net losses and loss adjustment expenses	(100,003)	(23,404)	—	(123,407)
Commission expenses	(21,117)	(8,938)	552	(29,503)
Other operating expenses	(28,914)	(10,905)	—	(39,819)
Other income (expense)	879	60	(552)	387

Underwriting profit (loss)	(7,578)	11,253	—	3,675
Net investment income	13,286	2,454	37	15,777
Net realized gains (losses)	2,325	1,396	—	3,721
Interest expense	—	—	(2,049)	(2,049)

Income (loss) before income taxes	8,033	15,103	(2,012)	21,124
Income tax expense (benefit)	2,101	5,207	(1,083)	6,225

Net income (loss)	$5,932	$9,896	$(929)	$14,899

Losses and loss adjustment expenses ratio	70.6%	43.0%		63.0%
Commission expense ratio	14.9%	16.4%		15.1%
Other operating expense ratio (2)	19.9%	19.9%		20.0%

Combined ratio	105.4%	79.3%		98.1%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

August 7, 2013

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Six Months Ended

June 30, 2013

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$530,193	$195,157	$—	$725,350
Net written premiums	359,699	108,222	—	467,921
Net earned premiums	310,878	97,264	—	408,142
Net losses and loss adjustment expenses	(213,653)	(48,837)	—	(262,490)
Commission expenses	(39,090)	(16,956)	1,100	(54,946)
Other operating expenses	(59,172)	(22,380)	—	(81,552)
Other income (expense)	1,348	(545)	(1,100)	(297)

Underwriting profit (loss)	311	8,546	—	8,857
Net investment income	24,466	3,430	7	27,903
Net realized gains (losses)	7,891	222	4	8,117
Interest expense	—		(4,103)	(4,103)

Income (loss) before income taxes	32,668	12,198	(4,092)	40,774
Income tax expense (benefit)	10,199	4,242	(1,514)	12,927

Net income (loss)	$22,469	$7,956	$(2,578)	$27,847

Losses and loss adjustment expenses ratio	68.7%	50.2%		64.3%
Commission expense ratio	12.6%	17.4%		13.5%
Other operating expense ratio (2)	18.6%	23.6%		20.0%

Combined ratio	99.9%	91.2%		97.8%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

August 7, 2013

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Six Months Ended

June 30, 2012

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$462,402	$203,734	$—	$666,136
Net written premiums	315,315	117,982	—	433,297
Net earned premiums	273,125	106,011	—	379,136
Net losses and loss adjustment expenses	(191,180)	(50,212)	—	(241,392)
Commission expenses	(40,418)	(19,824)	1,289	(58,953)
Other operating expenses	(54,259)	(21,867)	—	(76,126)
Other income (expense)	2,521	66	(1,289)	1,298

Underwriting profit (loss)	(10,211)	14,174	—	3,963
Net investment income	22,221	4,737	77	27,035
Net realized gains (losses)	4,200	1,209	—	5,409
Interest expense	—	—	(4,098)	(4,098)

Income (loss) before income taxes	16,210	20,120	(4,021)	32,309
Income tax expense (benefit)	3,980	6,933	(1,407)	9,506

Net income (loss)	$12,230	$13,187	$(2,614)	$22,803

Losses and loss adjustment expenses ratio	70.0%	47.4%		63.7%
Commission expense ratio	14.8%	18.7%		15.5%
Other operating expense ratio (2)	18.9%	20.5%		19.8%

Combined ratio	103.7%	86.6%		99.0%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

August 7, 2013

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Three Months Ended June 30, 2013
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$31,798	$17,295	$13,124	$1,379	54.4%	41.3%	95.7%
Property Casualty	99,477	70,757	27,999	721	71.1%	28.2%	99.3%
Professional Liability	25,272	18,616	8,590	(1,934)	73.7%	34.0%	107.7%

Total Insurance Companies	156,547	106,668	49,713	166	68.1%	31.8%	99.9%

Lloyd’s Operations:
Marine	34,623	18,218	14,914	1,491	52.6%	43.1%	95.7%
Property Casualty	8,562	6,795	3,272	(1,505)	79.4%	38.2%	117.6%
Professional Liability	6,082	(533)	2,085	4,530	-8.8%	34.3%	25.5%

Total Lloyd’s	49,267	24,480	20,271	4,516	49.7%	41.1%	90.8%

Total All	$205,814	$131,148	$69,984	$4,682	63.7%	34.0%	97.7%

	Three Months Ended June 30, 2012
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$35,535	$30,283	$13,516	$(8,264)	85.2%	38.1%	123.3%
Property Casualty	82,175	49,724	26,628	5,823	60.5%	32.4%	92.9%
Professional Liability	23,867	19,996	9,008	(5,137)	83.8%	37.7%	121.5%

Total Insurance Companies	141,577	100,003	49,152	(7,578)	70.6%	34.8%	105.4%

Lloyd’s Operations:
Marine	34,272	12,730	13,362	8,180	37.1%	39.0%	76.1%
Property Casualty	15,272	7,724	4,612	2,936	50.6%	30.2%	80.8%
Professional Liability	4,896	2,950	1,809	137	60.3%	36.9%	97.2%

Total Lloyd’s	54,440	23,404	19,783	11,253	43.0%	36.3%	79.3%

Total All	$196,017	$123,407	$68,935	$3,675	63.0%	35.1%	98.1%

	Amounts		Loss Ratio
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
Net Incurred Loss Activity For the Three Months Ended:
Insurance Companies:
Loss and LAE payments	$100,920	$90,311	64.4%	63.8%
Change in reserves	5,748	9,692	3.7%	6.8%

Net incurred loss and LAE	106,668	100,003	68.1%	70.6%

Lloyd’s Operations:
Loss and LAE payments	27,428	30,641	55.7%	56.3%
Change in reserves	(2,948)	(7,237)	-6.0%	-13.3%

Net incurred loss and LAE	24,480	23,404	49.7%	43.0%

Total
Loss and LAE payments	128,348	120,952	62.3%	61.7%
Change in reserves	2,800	2,455	1.4%	1.3%

Net incurred loss and LAE	$131,148	$123,407	63.7%	63.0%

	Amounts		Loss Ratio Impact
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Impact of Prior Years Reserves
Favorable / (Unfavorable) Development For the Three Months Ended:
Insurance Companies	$(7,747)	$(626)	-3.8%	-0.3%
Lloyd’s Operations	5,834	5,998	2.8%	3.0%

Total	$(1,913)	$5,372	-1.0%	2.7%

News Release

August 7, 2013

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Six Months Ended June 30, 2013
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$68,523	$40,680	$25,952	$1,891	59.4%	37.8%	97.2%
Property Casualty	192,195	131,995	54,641	5,559	68.7%	28.4%	97.1%
Professional Liability	50,160	40,978	16,321	(7,139)	81.7%	32.5%	114.2%

Total Insurance Companies	310,878	213,653	96,914	311	68.7%	31.2%	99.9%

Lloyd’s Operations:
Marine	68,668	37,055	28,026	3,587	54.0%	40.8%	94.8%
Property Casualty	16,441	7,546	7,681	1,214	45.9%	46.7%	92.6%
Professional Liability	12,155	4,236	4,174	3,745	34.9%	34.3%	69.2%

Total Lloyd’s	97,264	48,837	39,881	8,546	50.2%	41.0%	91.2%

Total All	$408,142	$262,490	$136,795	$8,857	64.3%	33.5%	97.8%

	Six Months Ended June 30, 2012
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$70,810	$58,053	$26,171	$(13,414)	82.0%	36.9%	118.9%
Property Casualty	156,543	97,872	49,482	9,189	62.5%	31.6%	94.1%
Professional Liability	45,772	35,255	16,503	(5,986)	77.0%	36.1%	113.1%

Total Insurance Companies	273,125	191,180	92,156	(10,211)	70.0%	33.7%	103.7%

Lloyd’s Operations:
Marine	67,536	34,288	28,044	5,204	50.8%	41.5%	92.3%
Property Casualty	29,774	11,772	9,671	8,331	39.5%	32.5%	72.0%
Professional Liability	8,701	4,152	3,910	639	47.7%	45.0%	92.7%

Total Lloyd’s	106,011	50,212	41,625	14,174	47.4%	39.2%	86.6%

Total All	$379,136	$241,392	$133,781	$3,963	63.7%	35.3%	99.0%

	Amounts		Loss Ratio
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
Net Incurred Loss Activity For the Six Months Ended:
Insurance Companies:
Loss and LAE payments	$180,824	$183,963	58.1%	67.4%
Change in reserves	32,829	7,217	10.6%	2.6%

Net incurred loss and LAE	213,653	191,180	68.7%	70.0%

Lloyd’s Operations:
Loss and LAE payments	57,890	55,285	59.5%	52.2%
Change in reserves	(9,053)	(5,073)	-9.3%	-4.8%

Net incurred loss and LAE	48,837	50,212	50.2%	47.4%

Total
Loss and LAE payments	238,714	239,248	58.5%	63.1%
Change in reserves	23,776	2,144	5.8%	0.6%

Net incurred loss and LAE	$262,490	$241,392	64.3%	63.7%

	Amounts		Loss Ratio Impact
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
Impact of Prior Years Reserves
Favorable / (Unfavorable) Development For the Six Months Ended:
Insurance Companies	$(15,477)	$2,090	-3.8%	0.5%
Lloyd’s Operations	9,481	10,148	2.3%	2.7%

Total	$(5,996)	$12,238	-1.5%	3.2%

News Release

August 7, 2013

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

($ in thousands)

	Case Reserves	IBNR Reserves	Total
Net Loss Reserves, June 30, 2013:
Insurance Companies:
Marine	$141,418	$107,916	$249,334
Property Casualty	210,556	305,808	516,364
Professional Liability	73,057	80,272	153,329

Total Insurance Companies	425,031	493,996	919,027

Lloyd’s Operations:
Marine	128,066	87,754	215,820
Property Casualty	28,737	20,837	49,574
Professional Liability	12,512	37,489	50,001

Total Lloyd’s Operations	169,315	146,080	315,395

Total Net Loss Reserves	$594,346	$640,076	$1,234,422

	Case Reserves	IBNR Reserves	Total
Net Loss Reserves, December 31, 2012
Insurance Companies:
Marine	$137,934	$114,236	$252,170
Property Casualty	204,988	290,455	495,443
Professional Liability	54,092	84,493	138,585

Total Insurance Companies	397,014	489,184	886,198

Lloyd’s Operations:
Marine	125,884	95,122	221,006
Property Casualty	27,903	28,463	56,366
Professional Liability	14,694	38,645	53,339

Total Lloyd’s Operations	168,481	162,230	330,711

Total Net Loss Reserves	$565,495	$651,414	$1,216,909

News Release

August 7, 2013

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

June 30, 2013

As of June 30, 2013, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 4.0 years. The Company does not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset backed commercial paper.

As of June 30, 2013, the Company owned two asset-backed securities approximating $0.6 million with subprime mortgage exposures. The securities have an effective maturity of 4.3 years. In addition, the Company owned a total of seven collateralized mortgage obligations and asset-backed securities approximating $2.1 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 5.1 years. Such subprime and Alt-A categories are as defined by S&P. The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments as of June 30, 2013:

June 30, 2013	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
	($ in thousands)
Fixed maturities:
U.S.Treasury bonds, agency bonds and foreign government bonds	$464,167	$3,538	$(7,492)	$468,121
States, municipalities and political subdivisions	452,084	10,281	(13,114)	454,917
Mortgage- and asset-backed securities:
Agency mortgage-backed securities	320,150	7,782	(4,645)	317,013
Residential mortgage obligations	37,335	1,196	(221)	36,360
Asset-backed securities	75,311	747	(113)	74,677
Commercial mortgage-backed securities	173,388	8,731	(514)	165,171

Subtotal	606,184	18,456	(5,493)	593,221
Corporate bonds	485,371	16,285	(3,162)	472,248

Total fixed maturities	2,007,806	48,560	(29,261)	1,988,507

Equity securities - common stocks	138,549	25,238	(1,910)	115,221
Short-term investments	124,726	—	—	124,726
Cash	101,960	—	—	101,960

Total	$2,373,041	$73,798	$(31,171)	$2,330,414

News Release

August 7, 2013

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

June 30, 2013

($ in thousands)

The following tables set forth our agency mortgage-backed securities and residential mortgage obligations, categorized by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at June 30, 2013:

	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
Agency mortgage-backed securities:
GNMA	$120,673	$2,892	$(2,759)	$120,540
FNMA	154,398	4,115	(1,634)	151,917
FHLMC	45,079	775	(252)	44,556

Total	$320,150	$7,782	$(4,645)	$317,013

	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
Residential mortgage obligations:
Prime	$11,872	$423	$(183)	$11,632
Alt-A	2,111	110	(38)	2,039
Subprime	630	27	—	603
Non-US RMBS	22,722	636	—	22,086

Total	$37,335	$1,196	$(221)	$36,360